                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[X]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               Webb Interactive Services Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                               PRELIMINARY COPY

                                PROXY STATEMENT

                        WEBB INTERACTIVE SERVICES, INC.

                              1800 Glenarm Place
                                   Suite 700
                            Denver, Colorado 80202

                Annual Meeting of Shareholders - April 27, 2000

                                    GENERAL

     The enclosed proxy is solicited by the board of directors of Webb Interactive Services, Inc., a Colorado corporation, for use at its annual meeting to be held on Thursday, April 27, 2000, at 2:30 p.m., Mountain Time, at _______________, or any adjournment thereof. Solicitations are being made by mail and may also be made by our directors, officers and employees. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying us in writing at the above address, attention: Lindley S. Branson, Secretary, or by appearing and voting in person at the meeting. Shares represented by proxies will be voted as specified in the proxies. In the absence of specific instructions, proxies will be voted (to the extent they are entitled to be voted on such matters): (1) FOR the election to the board of directors of the nominees named in this proxy statement; (2) FOR the amendment to the Webb Interactive Services, Inc. Stock Option Plan of 1995 to increase the number of shares authorized under such plan from 3,500,000 to 4,500,000; (3) FOR issuances of our securities pursuant to a Securities Purchase Agreement dated December 31, 1999 between Webb, Marshall Capital Management, Inc. and Castle Creek Technology Partners LLC; (4) FOR the amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock from 25,000,000 to ___________ and to increase the number of authorized shares of common stock, no par value, from 20,000,000 to __________; (5) FOR the ratification of the appointment of Arthur Andersen LLP as our independent accountants for the current year; and (6) in the proxy's discretion upon such other business as may properly come before the annual meeting. So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at the annual meeting.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as shares that are present for the purposes of determining the presence of a quorum, but will not be considered as present and entitled to vote with respect to that matter.

     We will pay all of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and our annual report for the year ended December 31, 1999 are being mailed to shareholders on or about March 30, 2000.

                               OUTSTANDING STOCK

     As of March 24, 2000, the record date for determining shares entitled to notice of and to vote at our annual meeting, the following shares of our capital stock were outstanding:

     .   __________ shares of our common stock; and
     .   12,500 shares of our series B non-voting convertible preferred stock.

     Information as to the name, address and stock holdings of each person known by Webb to be a beneficial owner of more than five percent of our common stock and as to the name, address and stock holdings of certain shareholders, each director and nominee for election to the board of directors, and by all executive officers and directors, as a group, as of March 24, 2000 is set forth below. Except as indicated below, we believe that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                            Amount of
                           Name/Address                   Common Stock             Percent
                                Of                        Beneficially           Of Common
                       Shareholder/Director                  Owned                Stock (1)
             ------------------------------------------------------------------------------
             R. Steven Adams                                   608,583 (2)           __%
             1800 Glenarm Place, Suite 700
             Denver, Colorado  80202

             Perry Evans                                       119,196 (3)           __%
             1800 Glenarm Place, Suite 700
             Denver, Colorado  80202

             William R. Cullen                                 127,164 (4)           __%
             1800 Glenarm Place, Suite 700
             Denver, Colorado  80202

             Gwenael Hagan                                      48,500 (5)            *
             1800 Glenarm Place, Suite 700
             Denver, Colorado  80202

             Andre Durand                                      135,000 (6)           __%
             1800 Glenarm Place, Suite 700
             Denver, Colorado  80202

             Robert J. Lewis                                   108,096 (7)           __%
             1800 Glenarm Place, Suite 700
             Denver, Colorado  80202

             Richard C. Jennewine                               60,000 (8)            *
             1800 Glenarm Place, Suite 700
             Denver, Colorado  80202

             Directors and Executive Officers as a             631,289 (9)           __%
             Group (9 persons)

_______________
*   Less than one percent of shares outstanding.
(1) In calculating percentage ownership, all shares of common stock which a named shareholder has the right to acquire within 60 days from the date of this report upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of common stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of common stock owned by any other shareholders.
(2) Includes options for the purchase of 108,583 shares of common stock, but excludes options for the purchase of 66,667 shares of common stock that are not exercisable during the next 60 days.
(3) Includes options for the purchase of 26,667 shares of common stock, but excludes options for the purchase of 553,333 shares of common stock that are not exercisable during the next 60 days.
(4) Includes options for the purchase of 96,667 shares of common stock, but excludes options for the purchase of 103,333 shares of common stock that are not exercisable during the next 60 days.
(5) Includes options for the purchase of 48,500 shares of common stock, but excludes options for the purchase of 96,500 shares of common stock that are not exercisable during the next 60 days.
(6) Includes options for the purchase of 25,000 shares of common stock, but excludes options for the purchase of 50,000 shares of common stock that are not exercisable during the next 60 days.
(7) Includes options for the purchase of 36,667 shares of common stock, but excludes options for the purchase of 55,833 shares of common stock that are not exercisable during the next 60 days.
(8) Includes options for the purchase of 55,000 shares of common stock, but excludes options for the purchase of 52,500 shares of common stock that are not exercisable during the next 60 days.
(9) Includes options for the purchase of 321,834 shares of common stock, but excludes options for the purchase of 1,503,166 shares of common stock that are not exercisable during the next 60 days.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

Nomination and Election of Directors

     Our by-laws provide that the size of our board of directors shall be fixed from time to time by resolution of the shareholders, subject to increase by resolution of the board of directors. In the event the shareholders do not fix by resolution the number of directors, the by-laws provide that the number of directors shall be three, subject to increase by resolution of the board of directors. The board of directors has set the size of the board at five. The proxies granted by the shareholders will be voted at the annual meeting for the election of the five persons listed below as our directors.

                             Nominees for Director
                             ---------------------

                               William R. Cullen
                                Robert J. Lewis
                              Richard C. Jennewine
                                  Perry Evans
                                  ___________

     In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the board of directors, unless the board of directors determines to reduce its size appropriately.

Directors, Nominees for Director and Executive Officers

     Our directors, nominees for director, and executive officers are as follows:

Name                                 Age      Director    Position
----                                 ---      --------    --------
                                              Since
                                              -----
Perry Evans...................       40       1999        President, Chief Executive Officer and a Director
William R. Cullen.............       58       1998        Chief Financial Officer and a Director
Robert J. Lewis...............       69       1995        Director
Richard C. Jennewine..........       61       1996        Director
Lindley S. Branson............       57       ---         Vice President and General Counsel
Gwenael S. Hagan..............       39       ---         Vice President, Corporate Development
Andre Durand..................       32       ---         General Manager, JabberIM Commercialization
Simon Greenman................       30       ---         General Manager, AccelX Commerce Services
Chris Fanjoy..................       34       ---         Chief Technology Officer

     Perry Evans, has served as President since June 24, 1999 and Chief Executive Officer since February 1, 2000. Mr. Evans founded NetIgnite in 1998, which was acquired by Webb in 1999. Mr. Evans was founder of and served as President of the MapQuest Publishing Group, a widely licensed Internet locator application service from December 1995 to October 1997. Prior to MapQuest, Mr. Evans managed the new media development group within RR Donnelley that was responsible for interactive yellow pages, travel and real estate products from December 1993 to December 1995.

     William R. Cullen, has served as Chief Financial Officer since April 1999 and a director since March 1998. From March 1998 to April 1999, Mr. Cullen served as Chief Operating Officer. From May 1997 to March 1998, Mr. Cullen worked as a consultant to businesses in the cable industry. From April 1994 to May 1997, Mr. Cullen was Chairman and CEO of Access Television Network, Inc., a privately held company specializing in providing paid programming to local cable systems. From January 1992 to March 1994, Mr. Cullen was President and CEO of California News Channel, a programming project of Cox Cable Communications. From July 1984 to December 1991, Mr. Cullen was employed by United Artist Cable Corporation (and its predecessor United Cable Television Corporation) as Vice President of Operations and President of its subsidiary, United Cable of Los Angeles, Inc., and as its Senior Vice President of the Southwest Division. Prior to joining United Artist Cable Corporation, Mr. Cullen was President of Tribune Company Cable of California, Inc. and CEO of its United-Tribune Cable of Sacramento joint venture, served as a top financial officer of three companies and worked in banking.

     Robert J. Lewis, has been a director of Webb since February 1995. Mr. Lewis retired in October 1995 after having spent 37 years in the cable television industry as an owner and developer of cable systems and senior executive with several cable television companies. Beginning in March 1997, however, and continuing through the present, Mr. Lewis has been the General Partner and Chief Executive Officer of InterMedia Partners, an operator of cable systems in Kentucky, Tennessee, North Carolina, South Carolina, and Georgia. From 1987 until his retirement in 1995, Mr. Lewis was employed by Western Tele-Communications, Inc. ("TCI"), one of the largest cable television companies in the United States. Mr. Lewis served as a Senior Vice President of TCI from 1991 to 1993 and as a Senior Advisor to TCI from 1993 until his retirement in 1995.

     Richard C. Jennewine, has been a director of Webb since November 1996. From September 1995 to the present, Mr. Jennewine has been President-International Operations and Regional Manager-Western Operations for Computer Aid, Inc. a leader in strategic outsourcing and information services consulting. From December 1991 to February 1995, Mr. Jennewine served as the Senior Vice President of the CONCORD Group, a privately held entrepreneurial group of 40 international enterprises. From January 1994 to February 1995, he served as the President of the Concord Trading Corporation, a company focusing on trading and business ventures in Asia, Russia, the Middle East and South America. Prior to these positions, Mr. Jennewine spent 26 years with IBM Corporation, including startup operations in mainland China. Mr. Jennewine is a director of Easter Seals of Colorado and is a member of the Corporate Management Committee of Computer Aid, Inc.

     Lindley S. Branson, joined Webb as Vice President and General Counsel in May 1999. Mr. Branson has been a senior partner with the Minneapolis law firm of Gray, Plant, Mooty, Mooty and Bennett, PA for more than twenty years, specializing in corporate finance, mergers and acquisitions and general corporate law.

     Gwenael S. Hagan, has served as Vice President, Corporate Development since November 23, 1999. Mr. Hagan joined Webb in January 1998. From June 1996 to January 1998, Mr. Hagan served as Vice President of New Business Development with International Channel, a cable television network, where he was responsible for new revenue opportunities, both domestically and internationally, and developing and implementing strategies to increase revenue and position International Channel for growth via evolving digital cable and satellite platforms. From December 1994 to June 1996, Mr. Hagan served as the Internet Marketing Manager for Microsoft's western region. His work with Microsoft encompassed competitive strategy development, sales resource allocation, presentations and public relations.

     Andre Durand, has served as General Manager, JabberIM Commercialization since November 23, 1999. Mr. Durand joined Webb in November 1998. Mr. Durand was the founder of and served as President and Chief Executive Officer of Durand Communications, Inc. from January 1993 to June 1999. Mr. Durand is a regular guest speaker at computer fairs, conferences and expositions, and regularly contributes articles to trade publications discussing Internet technologies, trends and predictions. From January 1991 to January 1993, Mr. Durand was an auditor with KPMG Peat Marwick in Los Angeles, California.

     Simon Greenman, has served as General Manager, AccelX Commerce Services since November 23, 1999. Mr. Greenman joined Webb in August 1999 after graduating from Harvard with an MBA in May, 1999. Previously, Mr. Greenman was Vice President of Internet Engineering at MapQuest.com, an Internet locator application service, from January 1994 to December 1997, where he oversaw MapQuest's technical development. While at Harvard, he consulted on strategy and marketing for Expedia and Network Computers and was named by Internet Standard magazine as its "Number 1 MBA draft choice" in the technical sector for 1999.

     Chris Fanjoy, has served as the Chief Technology Officer since June, 1999. Mr. Fanjoy co-founded and served as the Vice President of Engineering of NetIgnite, before the company was acquired by Webb in 1999. Prior to NetIgnite, Mr. Fanjoy was the director of engineering and lead architect for MapQuest.com, an Internet locator application service, from August 1995 to January 1998, and a senior technology director for MCI Systemhouse, a geographic information solutions provider company, from January 1998 to April 1999. He has more than 12 years experience with complex database driven enterprise and web applications.

Committees and Meetings of the Board of Directors

     Messrs. Cullen, Lewis and Jennewine are the current members of the Audit Committee of the board of directors. The Audit Committee represents the Board in discharging its responsibilities relating to our accounting, reporting, and financial control practices. The Committee has general responsibility for review with management of our financial controls, accounting, and audit and reporting activities. The Committee annually reviews the qualifications and engagement of our independent accountants, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

     Messrs. Jennewine and Lewis are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of Webb.

     During 1999, the board of directors met __ times. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the board of directors and meetings of committees of the board of directors on which such director serves. During 1999, the Audit Committee met __ times and the Compensation Committee met __ times. The board of directors does not have a standing nominating committee.

Vote Required

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and entitled to vote on Proposal 1, is required to approve Proposal 1.

     The board of directors recommends that the shareholders vote "FOR" the election of the nominees for director.

                            EXECUTIVE COMPENSATION

     The following table summarizes the annual compensation paid by Webb during years ended December 31, 1997, 1998, and 1999 to R. Steven Adams, the chief executive officer of Webb as of December 31, 1999 and the five highest paid executive officers of Webb.

                          SUMMARY COMPENSATION TABLE

                                                               Annual Compensation                    Long-Term Compensation
                                                   -------------------------------------------------------------------------
                                                        Salary          Bonus           Other                 Securities
Name and Principal Position              Year             $               $               $               Underlying Options
---------------------------              ----           ------          -----           -----             ------------------
 R. Steven Adams                         1999        $   200,000      $ 75,000               --                --
 Chairman of the Board and               1998        $   155,203            --               --            175,250 shs. (1)
 Director                                1997        $   120,217            --               --                 --

 William R. Cullen                       1999        $   173,333 (2)  $ 75,000      $   132,194 (3)             --
 Chief Financial Officer                 1998        $   165,000            --      $   271,494            160,000 shs.
                                         1997                 --            --               --                 --

 Gwenael Hagan                           1999        $   160,000      $ 36,000               --             50,000 shs.
 Vice President, Corporate               1998        $    91,549      $ 13,800               --            100,000 shs. (4)
 Development                             1997                 --            --               --                 --

 Perry Evans (5)                         1999        $   153,976      $121,250               --            580,000 shs.
 President and a Director                1998                 --            --               --                 --
 Banking                                 1997                 --            --               --                 --

 Andre Durand (6)                        1999        $   126,250      $ 29,250               --                 --
 General Manager, JabberIM               1998        $     5,537            --               --             75,000 shs.
 Commercialization                       1997                 --            --               --                 --

_______________
(1) Includes options for the purchase of 25,000 and 250 shares of common stock initially granted to Mr. Adams on June 3, 1998 and June 7, 1998, respectively, but repriced on November 20, 1998.
(2) Mr. Cullen became a full-time employee on July 1, 1999. The 1999 salary amount includes $70,000 Mr. Cullen was paid as a consultant to Webb.

(3) Includes 6,497 shares of common stock issued instead of cash compensation and $42,194 for reimbursement of travel and living expenses. The common stock dollar value was determined by multiplying the last sale price of our common stock by the amount of common stock on the dates such shares were earned.
(4) Includes options for the purchase of 250 shares of common stock initially granted to Mr. Hagan on June 7, 1998 but repriced on November 20, 1998.
(5) Mr. Evans was elected President of Webb effective June 24, 1999 and Chief Executive Officer effective February 1, 2000.
(6) Mr. Durand was elected General Manager of JabberIM Commercialization in November 23, 1999. Mr. Durand joined Webb in November, 1998.

Webb Stock Options

     The following tables summarize the stock option grants and exercises during 1999 to or by the named officers and the value of all options held by the named officers as of December 31, 1999. Unless otherwise noted, each of these stock options is exercisable in one-third increments on the 12th, 24th, and 36th month after the date of grant.

               OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 1999

                                       Number of          Percent of Total Options
                                       Securities           Granted to Employee      Exercise
                                  Underlying Options        During Year Ended        Price     Expiration
     Name                              Granted              December 31, 1999       ($/Share)     Date
     ----                              -------              -----------------       --------      ----
     R. Steven Adams                         0                        0%             N/A          N/A
       Total                                 0

     William R. Cullen                       0                        0%             N/A          N/A
       Total                                 0

     Gwenael Hagan                      50,000                                     $ 9.25   10/14/2006
                                       -------                      2.5%
       Total                            50,000

     Perry Evans                        80,000                                     $12.25   03/10/2006
                                       200,000                                     $13.69    06/1/2006
                                       300,000                                     $ 9.25   10/14/2006
                                       -------                     28.3%
       Total                           580,000

     Andre Durand                            0                        0%             N/A          N/A
       Total                                 0

  AGGREGATED OPTION EXERCISES DURING YEAR ENDED DECEMBER 31, 1999 AND OPTION
                          VALUES AT DECEMBER 31, 1999

                                                                Number of Securities           Value of Unexercised
                               Shares                           Underlying Options at         In-The-Money Options at
                              Acquired          Value              December 31, 1999            December 31, 1999 (2)
  Name                       on Exercise     Realized (1)     Exercisable / Unexercisable    Exercisable / Unexercisable
  ----                       -----------     ------------     ---------------------------    ---------------------------
  R. Steven Adams                      0          $     0                 75,251 / 99,999        $1,086,910 / $1,454,152

  William R. Cullen                    0          $     0                53,334 / 106,666        $  793,993 / $1,587,957

  Gwenael Hagan                    5,000          $93,750                43,500 / 106,500        $  719,500 / $1,619,375

  Perry Evans                          0          $     0                     0 / 580,000        $        0 / $6,702,000

  Andre Durand                         0          $     0                 25,000 / 50,000        $  378,125 / $  756,250

_______________
(1) The value realized was determined by multiplying the number of shares exercised by the favorable difference between the exercise price per share and the closing bid price per share on the date of exercise.
(2) The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the favorable difference between the exercise price per share and $22.75, the closing bid price per share on December 31, 1999.

Board of Director Compensation

     The Board of Directors of Webb do not receive cash compensation for their services as directors of Webb, but they are reimbursed for their reasonable expenses in attending meetings of the Board of Directors. During 1999, we issued options for _________ shares of our common stock at an exercise price of $______ to Robert J. Lewis and Richard C. Jennewine for their services as directors.

Change of Control Agreements

     We have entered into employment agreements with R. Steven Adams and our executive officers, including William R. Cullen, Perry Evans, Gwenael Hagan and Andre Durand which take effect only if a change of control of 30% or more of our outstanding voting stock occurs. If a change of control occurs, these agreements provide for the continued employment (at similar responsibility and salary levels) of the employee for a period of three years after the change of control. During this three year period, if we (or a successor entity) terminate the employee's employment without cause or if the employee terminates his employment for good reason, then we (or the successor entity) must pay a lump sum severance to the employee equal to three years salary (including bonus), accelerate the vesting of all outstanding options held by the employee and allow the employee to continue to participate in our benefit and welfare plans (or those of the successor entity) for a period of three years after the employment terminates.

Certain Transactions

     Robert J. Lewis, one of our directors, is the general partner and chief executive officer of, InterMedia Partners, one of our broadband customers. InterMedia is an operator of cable systems in Kentucky, Tennessee, North Carolina, South Carolina, and Georgia. We entered into a contract during August 1997, as amended, pursuant to which we provided our products and services to several of InterMedia's markets. The expiration dates of the contracts and related amendments range from August 1999 to July 2000. We earn revenue from the sale of computer hardware and third party software, engineering fees, equipment installation fees, and royalties from subscriber Internet access and content fees. We recognized revenue in connection with these contracts totaling $122,120 and $185,768 for the years ended December 31, 1999 and 1998, respectively. Included in accounts receivable at December 31, 1999 and 1998 are amounts due from InterMedia totaling $4,000 and $22,925, respectively.

     On March 10, 1999, we acquired a majority interest in a newly formed company, NetIgnite 2, LLC. NetIgnite was a development stage company which we formed with a predecessor company by the name of NetIgnite, Inc., the sole shareholder and founder of which was Perry Evans. In connection with the formation of NetIgnite, the predecessor company contributed all of its rights to specific technology of NetIgnite and we agreed to provide $1,500,000 of funding. As a result of these contributions, we acquired the rights to 99.5% of NetIgnite's operating income and approximately 60% of any proceeds upon the sale of NetIgnite, and the predecessor company acquired the rights to .5% of NetIgnite's operating income and approximately 40% of any proceeds upon the sale of NetIgnite. Effective June 2, 1999, we acquired the predecessor company's interests in NetIgnite through a merger of the predecessor company into Webb. As consideration for this merger, we issued 71,429 shares of our common stock to Mr. Evans. As a result of this merger, NetIgnite is now a wholly owned subsidiary of Webb. Mr. Evans has entered into an employment agreement with Webb which has an initial term of two years, provides for a minimum annual salary of $190,000.

     On June 30, 1999, we completed our acquisition of Durand Communications, Inc. Mr. Durand was the founder and president and a shareholder of DCI. As a result of the DCI acquisition, Mr. Durand received 112,370 shares of our common stock. In addition, Mr. Durand has been employed by Webb as a vice president at an annual base salary of $100,000.

     We believe that the transactions summarized above are on terms no less favorable than could be obtained from unaffiliated third parties. The board of directors has determined that any transactions with officers, directors or principal shareholders will be approved by the disinterested directors and will be on terms no less favorable than could be obtained from an unaffiliated third party. The board of directors will obtain independent counsel or other independent advice to assist in that determination.

                                  PROPOSAL 2:
      AMENDMENT OF WEBB INTERACTIVE SERVICES, INC. 1995 STOCK OPTION PLAN

Proposed Amendment

       The board of directors proposes that our shareholders approve the amendment to the Webb Interactive Services, Inc. 1995 Stock Option Plan (the "1995 Plan") to increase the number of shares of common stock that may be issued pursuant to the 1995 Plan from 3,500,000 to 4,500,000. The 1995 Plan was originally adopted by the board of directors and the shareholders on March 17, 1995. The features of the 1995 Plan, a copy of which is attached hereto as Appendix A, are summarized below.

Summary of Plan

       The 1995 Plan terminates March 17, 2005, unless sooner terminated by action of the Board. The 1995 Plan provides for the grant of options to purchase shares of our common stock to officers, directors, employees and consultants. As of March 24, 2000, there were __ executive officers, __ directors, __ employees and __ consultants eligible to receive such options. Options granted under the 1995 Plan may have a term of up to ten years. Options which expire, are canceled or are terminated without having been exercised, may be regranted to participants under the 1995 Plan. Options granted under the 1995 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify for special tax treatment. No incentive stock options may be granted with a per share exercise price less than the fair market value per share at the date of grant (or 110% of fair market value in the case of optionees who hold 10% or more of our outstanding common stock). Under the 1995 Plan, the exercise price of nonqualified stock options may not be less than 85% of the fair market value of the common stock on the date of grant. The board of directors has adopted a policy of not granting nonqualified stock options with an exercise price less than the fair market value of the common stock on the date of grant. Not more than $100,000 in value of incentive stock options under all Webb plans may vest in any calendar year for any option holder and no incentive stock option may be exercised more than ten years after the date of grant. The 1995 Plan is administered by the board of directors and compensation committee and options may be granted at such time and in such amounts as the board of directors or compensation committee, in their discretion, determines.

       All of the outstanding options currently held by employees who are not directors and officers of Webb under the 1995 Plan are incentive stock options. Options granted under the 1995 Plan and held by non-employee directors and consultants are nonqualified and have an exercise price equal to the fair market value of the common stock on the date of grant.

       As of March 24, 2000 options for the purchase of an aggregate of ________ outstanding under the 1995 Plan, held by __ persons, with per share exercise prices from $___ to $____ per share and a weighted average exercise price of approximately $_____ per share. In addition an aggregate of _________ shares of common stock have been issued to __ persons at a weighted average exercise price of approximately $_____ per share upon the exercise of options granted under the 1995 Plan.

       The following table shows, as of March 24, 2000, outstanding, but unexercised, options granted to:

       .  Each of our nominees for director;
       . Persons holding five percent or more of our outstanding, but unexercised, options;
       .  Certain of our executive officers;
       .  Our current executive officers, as a group;
       .  Our current directors, who are not executive officers, as a group;
          and
       .  Our current employees, excluding our executive officers, as a group.

Each of these options has a term ranging from five to ten years unless earlier terminated as provided in the 1995 Plan, and each of these options was granted at an exercise price equal to the fair market value of our common stock on the date of grant.

                                      STOCK OPTION AWARDS UNDER THE
                          WEBB INTERACTIVE SERVICES, INC. 1995 STOCK OPTION PLAN
-------------------------------------------------------------------------------------------------
        Name and Position                                                 Number of Options
        -----------------                                                 -----------------
Perry Evans, President and nominee for director                               580,000

William R. Cullen, Chief Financial Officer and nominee for director           200,000

Robert J. Lewis, nominee for director                                          92,500

Richard C. Jennewine, nominee for director                                    107,500

R. Steven Adams, former Chief Executive Officer                               175,250

Gwenael Hagan, Vice President - Business Development                          145,000

Lindley S. Branson, Vice President - General Counsel and Secretary            200,000

Chris Fanjoy, Chief Technology Officer                                        200,000

Andre Durand, General Manager, JabberIM Commercialization                      75,000

Simon Greenman, General Manager, AccelX Commerce Services                     200,000

Current Executive Officers, as a group (7 persons)                          1,600,000

Current Directors, who are not also executive officers,                       200,000
as a group (2 persons)

Employees, excluding executive officers, as a group (__ persons)              _______

       The last reported sale price for the common stock on the Nasdaq SmallCap Market on March 24, 2000 was $_________.

Federal Income Tax Consequences

       The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1995 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

       In general, an optionee will be subject to tax at the time a nonqualified stock option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and we will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"),
described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

       In general, an optionee will not be subject to tax at the time an incentive stock option is granted or exercised. Upon disposition of the shares acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the incentive stock option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. We are not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

       If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

       Commencing with our 1995 fiscal year, the federal income tax deduction that we may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in our proxy statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1995 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 1995 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although we have structured the 1995 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, we may be limited in the deductions it may take with respect to awards under the 1995 Plan.

Resolution and Vote Required for Proposal 2

       The following resolutions will be submitted for approval at the annual meeting:

          "RESOLVED, That the total number of shares of stock hereby made available and reserved for issuance under the Plan shall be 4,500,000. The aggregate number of shares of stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of stock may be authorized but unissued shares of stock, or shares acquired by purchase as directed by the Board of Directors from time to time in its discretion, to be used for issuance upon exercise of options granted under the Plan.

          FURTHER RESOLVED, That the officers of Webb be, and hereby are, authorized and directed to take all steps necessary or desirable to accomplish the purposes of the foregoing resolutions."

       The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and voting on Proposal 2, is required to approve Proposal 2.

       The board of directors recommends that the shareholders vote "FOR" Proposal 2 to amend the Webb Interactive Services, Inc. Stock Option Plan of 1995.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires Webb's directors and officers, and persons who own more than ten percent of a registered class of Webb's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

       To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were timely complied with except for the following:

       Name of Individual      Form     Number of Late Reports     Transactions Not Timely Reported
       ------------------      ----     ----------------------     --------------------------------
       Andre Durand             4                2                               2

                                  PROPOSAL 3:
      ISSUANCE OF COMMON STOCK PURSUANT TO SECURITIES PURCHASE AGREEMENT

Background

       Our business development strategy requires substantial capital to fund capital expenditures and operating expenses required to rapidly expand our products and services and to market and provide our products and services to a growing number of potential customers. We believe we currently have sufficient working capital to fund operations to June 2001.

       On February 18, 2000, 12,500 shares of our series B convertible preferred stock and warrants to acquire 343,750 shares of our common stock were issued to Castle Creek Technology Partners LLC ("Castle Creek") and Marshall Capital Management, Inc. ("Marshall Capital") for an aggregate cash investment of $12,500,000. The proceeds from the sale of the series B preferred stock are being used to fund our operations. The series B preferred stock was issued in accordance with Colorado law and pursuant to authority conferred upon our Board of Directors (the "Board") by our stockholders in Article IV of our Articles of Incorporation. The Board approved the issuance of the series B preferred stock because they believe such issuance will help to fund our operations during the next year and will assist toward the elimination of the going concern paragraph which appeared in the reports of our independent public accountants for the years ended December 31, 1997 and 1998 from their report for the year ended December 31, 1999. The elimination of the going concern paragraph is believed to be important to eliminate a limitation on our common stock being listed on the Nasdaq National Market and to eliminate a potential concern for our customers.

       The Bylaws of The Nasdaq Stock Market ("Nasdaq") which lists our outstanding common stock, require stockholder approval of the issuance, other than in a public offering, of common stock or securities convertible into common stock if such common stock has or would have upon issuance voting power in excess of 20% of the voting power outstanding before such issuance. Since it is possible that the total number of shares of our common stock issuable upon conversion of the series B preferred stock could exceed 20% of our currently outstanding shares of common stock, it is necessary for us to obtain stockholder approval of the sale of the series B preferred stock in order for Webb not to be required to redeem a portion of the series B preferred stock should the conversion price be below $8.80 per share due to a future decrease in the market value for our common stock.

       Our stockholders are being asked to approve the issuance of our common stock pursuant to the Securities Purchase Agreement, in response to the Nasdaq rules. Approval by a majority of the votes cast with respect to this proposal is required to approve the proposal, provided that there is a quorum for the conduct of business at the Annual Meeting. The Board recommends that the stockholders vote FOR Proposal 3.

Terms of Preferred Stock

       On February 18, 2000, 12,500 shares of our series B convertible preferred stock and warrants to acquire 343,750 shares of our common stock were issued to Castle Creek and Marshall Capital for an aggregate cash investment of $12,500,000. The preferred stock does not bear dividends and does not entitle the holders to any voting rights except as required by Colorado law. The following is a summary of the material terms of the series B convertible preferred stock. This summary is qualified in its entirety by reference to the terms of the series B preferred stock as provided in the Articles of Amendment to the Articles of Incorporation attached hereto as Appendix B.

       Conversion. The preferred stock is convertible into common stock so long as the conversion would not result in the holder being a beneficial owner of more than 4.99% of our common stock and all such conversions do not exceed 1,764,537 shares of our common stock unless the issuance of the preferred stock has been approved by our shareholders. The current conversion price is $20.00 per share. On the effective date of the registration statement under which the resale of the common stock issuable upon the conversion of the preferred stock and the exercise of the warrants is being registered, the conversion price will be adjusted if the market price for our common stock is less than $20.00, in which event, the conversion price will be the then market price for our common stock. If the market price for our common stock on the effective date is less than $26.00, the conversion price will be subject to further adjustment on the later of 90 days following the effective date of this registration statement or November 14, 2000. If the market price for our common stock on this date is less than the then conversion price, the conversion price will thereafter be the greater of the market price for our common stock on this date or $8.00. The second adjustment date may be delayed in the event that we fail to obtain shareholder approval of the issuance of the preferred stock, we have not complied in any material respect with the terms of the preferred stock or the agreement pursuant to which the preferred stock was purchased, our common stock ceases to be quoted on the Nasdaq stock market, there is a change in the ownership of Webb, the conversion would result in a holder owning more than 4.99% of our outstanding shares of common stock or we failed to keep the registration statement for the shares issuable upon conversion of the preferred stock effective for any period following the effective date.

       The conversion price is also subject to anti-dilution protection in the event of the issuance of our common stock at prices less than the conversion price for the preferred stock or the then current price for our common stock and for stock splits, stock dividends and other similar transactions.

       Redemption. In the event that we do not have a sufficient number of shares of our common stock available for the conversion of the preferred stock for any reason, including our failure to obtain the approval of our shareholders of the issuance of the preferred stock, fail in any material respect to comply with the terms of the preferred stock or the purchase agreement pursuant to which the preferred stock was sold or our common stock ceases to be quoted on the Nasdaq Stock Market, the holders of the preferred stock have the right to require us to redeem their shares of preferred stock. The redemption price would be equal to the greater of $1,250 per share of preferred stock or the market value of the preferred stock based on the then market value for our common stock.

       Right of First Refusal. For a period of one year following the issuance of the preferred stock, the initial holders have the first right to purchase any equity securities to be sold by us except for securities being sold pursuant to our benefit plans, any firm-commitment underwritten public offering or the issuance of our equity securities in connection with a strategic investment or a merger or acquisition with an unaffiliated third party which is not effected for the primary purpose of raising equity capital.

       Liquidation Preference. If we liquidate, dissolve or wind-up our business, whether voluntary or otherwise, after we pay our debts and other liabilities, the holders of the preferred stock will be entitled to receive from our remaining net assets, before any distribution to the holders of our common stock, the amount of $1,000 per share.

       Registration Rights. Pursuant to the Securities Purchase Agreement under which the preferred stock and warrants were issued, we were required to file with the SEC a registration statement for the resale of the shares issuable upon conversion of the preferred stock and the exercise of the warrants issued in connection with the preferred stock and to use our best efforts to keep such registration statement effective until all of the shares have been resold or can be sold immediately without compliance with the registration requirements of the Securities Act of 1933, pursuant to Rule 144 or otherwise.

Warrants Issued with the Preferred Stock

       Castle Creek and Marshall Capital also have been granted five year warrants to purchase an aggregate of 343,750 shares of our common stock at an exercise price of $20.20 per share. During the first three years of the warrants, the exercise price is subject to adjustment at the end of each ninety-day period following the issuance of the warrants. During this period, the exercise price at the end of each ninety-day period shall be adjusted if the market price for our common stock is less than the then exercise price for the warrants, and shall, in this event, be the then market price for our common stock. The exercise price for the warrants is also subject to anti-dilution protection in the event of the issuance of our common stock at prices less than the exercise price for the warrants and for stock splits, stock dividends and other similar transactions. The warrants may be subject to early expiration after an underwritten public offering or one year if the market price for our common stock exceeds $40.81.

Resolution and Vote Required for Proposal 3.

       The additional common stock which could be issued pursuant to Proposal 3 would have rights identical to our currently outstanding common stock. The adoption of Proposal 3 and the issuance of common stock authorized thereby would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock. Any future issuance of common stock will be subject to the rights of holders of any outstanding shares of the series B preferred stock and any other preferred stock that we may issue in the future.

       The following resolution will be submitted for approval at the annual meeting:

          "RESOLVED, That for purpose of satisfying Rule 4310(c)(25)(H) of The Nasdaq Stock Market, Inc., which requires that certain sales of Webb's securities be approved by shareholders for Webb's common stock to continue to be listed on the Nasdaq SmallCap Market, the shareholders of Webb hereby approve the issuance of Webb's common stock in connection with the terms of the Securities Purchase Agreement dated December 31, 1999, between Webb, Castle Creek Technology Partners LLC and Marshall Capital Management, Inc., including the elimination of the limit of 1,764,537 shares as the maximum number of shares of common stock issuable upon conversion of the series B preferred stock and the exercise of the warrants."

       The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and voting on Proposal 3, is required to approve Proposal 3.

  The Board of Directors recommends that shareholders vote "FOR" Proposal 3.

                                  PROPOSAL 4:
AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                                SHARES OF STOCK

       Under our current Articles of Incorporation, we have authority to issue 25,000,000 shares of capital stock of which 20,000,000 shares are authorized shares of common stock, no par value, and 5,000,000 shares are authorized shares of preferred stock, in such series and classes and with such par value, rights, preferences, and limitations as the Board of Directors may designate. As of March 24, 2000, __________ shares of common stock were issued and outstanding and 12,500 shares of series B preferred stock were issued and outstanding. Proposal 4 recommends to the shareholders an amendment to our Articles of Incorporation that would increase the number of authorized shares of common stock from 20,000,000 shares to __________ shares and thereby increase the number of authorized shares of capital stock of the Company from 25,000,000 shares to _________ shares. The Board of Directors has unanimously approved the amendment contained in Proposal 4. Attached hereto as Appendix C is copy of the proposed amendment to the Articles of Incorporation.

       The Board of Directors considers Proposal 4 to be in our best interests and our shareholders. Although our currently authorized shares may be adequate to cover anticipated needs for such shares as of the date of this Proxy Statement, the authorized shares of common stock are not sufficient to enable the Board to implement the previously announced 2 for 1 split of our common stock (to be accomplished in the form of a stock dividend). We believe the split is important as it will result in an increase in the number of shares of common stock included in the public float and will reduce the per share cost of our stock, both of which we believe will result in a less volatile trading market for the stock. While we currently have no other specific plans to use the additional authorized shares of common stock, the proposed increase will ensure that a sufficient number of shares will be available, if needed, for the stock split and for issuance in connection with any possible future transactions approved by the Board of Directors, including, among others, stock dividends, acquisitions, financings and other corporate purposes. The Board of Directors believes that the availability of the additional shares of common stock for such purposes without delay or the necessity for a special shareholders' meeting (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which our securities may then be listed) will be beneficial to us by providing the flexibility required to consider and respond to future business opportunities and needs as they arise. Currently, the rules of the Nasdaq SmallCap Market, on which our common stock is listed, prohibit us from issuing shares of our common stock without shareholder approval for such issuance, if the issuance, among other things, (i) would result in a change of control of Webb, (ii) in connection with an acquisition of the stock or assets of another company, would result in the newly issued stock having voting power equal to or in excess of 20% of the voting power outstanding before the issuance or (iii) in connection with a transaction other than a public offering, is at a price less than the greater of book or market value and equals 20% or more of the voting power outstanding before the issuance. It is possible that shares of common stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares presently held. Furthermore, shares of common stock could be issued to deter or prevent a hostile takeover of Webb even though such a transaction was favored by the holders of the requisite number of the then outstanding common stock, series B preferred stock, and any other preferred stock which we may issue in the future. The Board of Directors has no present intention to issue shares of common stock to deter or prevent such a transaction and is not currently aware of any attempt to takeover Webb.

       The additional common stock to be authorized by the adoption of Proposal 4 would have rights identical to our currently outstanding common stock. The adoption of Proposal 4 and the issuance of common stock authorized thereby would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock. Any future issuance of common stock will be subject to the rights of holders of any outstanding shares of the series B preferred stock and any other preferred stock which we may issue in the future.

Resolution and Vote Required for Proposal 4

       The following resolution will be submitted for approval at the annual meeting:

          "RESOLVED, That ARTICLE IV of the Articles of Incorporation of Webb Interactive Services, Inc., as heretofore amended, be further amended by deleting Section 1 thereof in its entirety and substituting therefore the language set forth on Appendix C attached hereto."

       The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and voting on Proposal 4, is required to approve Proposal 4.

       The Board of Directors recommends that shareholders vote "FOR" Proposal 4 to amend the Articles of Incorporation to increase the number of authorized shares of stock.

                                  PROPOSAL 5:
                       SELECTION OF INDEPENDENT AUDITORS

       The board of directors has appointed Arthur Andersen LLP as our independent accountants for the fiscal year ending December 31, 2000. Arthur Andersen LLP served as our independent accountants for the year ended December 31, 1999. Representatives of Arthur Andersen LLP who are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

       In the event the holders of the common stock do not ratify the appointment of Arthur Andersen LLP, the selection of other independent accountants will be considered by the board of directors. The board of directors recommends that the holders of the common stock vote for ratification of the appointment of Arthur Andersen LLP.

Resolution and Vote Required for Proposal 5

       The following resolution will be submitted for approval at the annual meeting:

          "RESOLVED, That the appointment by Webb of Arthur Andersen LLP as the independent accounts for the company for the year ending December 31, 2000 be, and hereby is, ratified and approved by the shareholders of Webb."

       The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and voting on Proposal 5, is required to approve Proposal 5.

       The board of directors recommends that shareholders vote "FOR" Proposal 5 to ratify the appointment of Arthur Andersen LLP as the independent accountants of Webb.

                           PROPOSALS OF SHAREHOLDERS

       Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at our 2001 annual meeting must be received by us by ____________, 2001. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. We suggest that you submit your proposal by certified mail -- return receipt requested. If you intend to present a proposal at our 2001 annual meeting without including such proposal in our proxy statement, then you must provide us with notice of such proposal no later than _________, 2001. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 OTHER MATTERS

       The board of directors does not intend to bring before the meeting any business other than as set forth in this proxy statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

       Please sign and return promptly the enclosed proxy in the envelope provided if you are a holder of common stock. The signing of a proxy will not prevent your attending the meeting and voting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Lindley S. Branson
                                    Secretary

________, 2000

                                                                      APPENDIX A

                        WEBB INTERACTIVE SERVICES, INC.
                        -------------------------------
                            1995 STOCK OPTION PLAN
                            ----------------------

                     Article I.  Establishment and Purpose
                     -------------------------------------

     1.1  Establishment. Webb Interactive Services, Inc., a Colorado Corporation
          -------------
("Company"), hereby establishes a stock option plan for employees and others providing services to Webb and its Subsidiary Corporations, as described herein, which shall be known as the "1995 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to employees may constitute incentive stock options within the meaning of section 422A of the Internal Revenue Code and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

     1.2  Purpose. The purpose of this Plan is to enhance stockholder investment
          -------
by attracting, retaining and motivating key employees and consultants of Webb and its Subsidiary Corporations, and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in our success.

                            Article II. Definitions
                            -----------------------

     2.1  Definitions. Whenever used herein, the following terms shall have the
          -----------
respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

     (a)  "Board" means the board of directors of Webb.
           -----

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (c)  "Committee" shall mean the Committee provided for by Article IV
           ---------
          hereof, which may be created at the discretion of the Board.

     (d)  "Company" means Webb Interactive Services, Inc., a Colorado
            -------
          Corporation.

     (e)  "Consultant" means any person or entity, including an officer or
           ----------
          director of Webb or a Subsidiary Corporation, who provides services (other than as an Employee) to Webb or a Subsidiary Corporation, and shall include a Non-Employee Director, as defined below.

     (f)  "Date of Exercise" means the date Webb receives notice, by an
           ----------------
          Optionee, of the exercise of an Option pursuant to section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

     (g)  "Employee" means any person, including an officer or director of Webb
           --------
          or a Subsidiary Corporation, who is employed by Webb or a Subsidiary Corporation.

     (h)  "Fair Market Value" means the fair market value of Stock upon which
           -----------------
          an option is granted under this Plan.

     (i)  "Incentive Stock Option" means an Option granted under this Plan
           ----------------------
          which is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Code.

     (j)  "Non-Employee Director" means a member of the Board who is not an
           ---------------------
          employee of Webb or of any Subsidiary Corporation at the time an Option is granted hereunder.

     (k)  "Nonstatutory Option" means an Option granted under this Plan which is
           -------------------
          not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422A of the Code applicable to incentive stock options.

     (l)  "Option" means the right, granted under this Plan, to purchase Stock
           ------
          of Webb at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

     (m)  "Optionee" means an Employee or Consultant holding an Option under the
           --------
          Plan.

     (n)  "Parent Corporation" shall have the meaning set forth in Section
           ------------------
          425(e) of the Code with Webb being treated as the employer corporation for purposes of this definition.

     (o)  "Subsidiary Corporation" shall have the meaning set forth in Section
           ----------------------
          425(f) of the Code with Webb being treated as the employer corporation for purposes of this definition.

     (p)  "Significant Shareholder" means an individual who, within the meaning
           -----------------------
          of Section 422A(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Webb or of any Parent Corporation or Subsidiary Corporation of Webb. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a stockholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 425(d) of the Code.

          (q) "Stock" means the no par value common stock of Webb.
               -----

     2.2  Gender and Number. Except when otherwise indicated by the context, any
          -----------------
masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                  Article III.  Eligibility and Participation
                  -------------------------------------------

     3.1  Eligibility and Participation.  All Employees are eligible to
          -----------------------------
participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to our continued growth and development and to its long-term financial success.

                          Article IV.  Administration
                          ---------------------------

     4.1  Administration.  The Board shall be responsible for administering the
          --------------
Plan.

     The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of Webb; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

     At the discretion of the Board this Plan may be administered by a Committee which shall be an executive committee of the Board, consisting of not less than three (3) members of the Board. The members of such Committee may be directors who are eligible to receive Options under this Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, Webb, the stockholders, the directors and any persons having any interests in any Options which may be granted under this Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from Webb upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of this Plan.

     The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

     Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

     The Board shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                     Article V.  Stock Subject to the Plan
                     -------------------------------------

     5.1 Number. The total number of shares of Stock hereby made available and
         ------
reserved for issuance under the Plan shall be 3,500,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

     5.2 Unused Stock. If an Option shall expire or terminate for any reason
         ------------
without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

     5.3 Adjustment in Capitalization. In the event of any change in the
         ----------------------------
outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                       Article VI.  Duration of the Plan
                       ---------------------------------

     6.1 Duration of the Plan.  Subject to stockholder approval, the Plan shall
         --------------------
be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                      Article VII.  Terms of Stock Options
                      ------------------------------------

     7.1 Grant of Options.  Subject to section 5.1, Options may be granted to
         ----------------
Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to Webb and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

     In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by the Optionee during any calendar year under all plans of Webb under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of Webb) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".)

     Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

     The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

     7.2 No Tandem Options.  Where an Option granted under this Plan is intended
         -----------------
to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422A of the Code.

     7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise
         ----------------------------------------------------------------
Specified.  As determined by the Board on the date of grant, each Option shall
---------
be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

     If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

     (a)  Term.  The duration of the Option shall be seven (7) years from the
          ----
          date of grant.

     (b)  Exercise of Option.  Unless an Option is terminated as provided
          ------------------
          hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Optionee's number of years of continuous service with Webb or a Subsidiary Corporation of Webb from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

          (i) After one year of such continuous services for up to but not in excess of thirty-three and one-third percent (33 1/3%) of the shares originally subject to the Option;

          (ii) After two years of such continuous services, for up to but not in excess of sixty-six and two-thirds percent (66 2/3%) of the shares originally subject to the Option; and

          (iii) At the expiration of the third year of such continuous services the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the expiration of seven (7) years (five (5) years in the case of an Incentive Stock Option granted to a Significant Shareholder) from the date on which it was granted.

The Board shall be free to specify terms and conditions other than those set forth above, in its discretion.

     All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

     7.4  Option Price. No Incentive Stock Option granted pursuant to this Plan
          ------------
shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board and shall not be less than eighty-five percent (8Series B) of the Fair Market Value of Stock on the date this Option is granted.

     7.5  Term of Options. Each Option shall expire at such time as the Board
          ---------------
shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

     7.6 Exercise of Options.  Options granted under the Plan shall be
         -------------------
exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

     7.7 Payment. Payment for all shares of Stock shall be made at the time that
         -------
an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. Payment may also be made, in the discretion of the Board, by delivery (including by FAX) to Webb or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to Webb to pay for the exercise price.

                   Article VIII.  Written Notice, Issuance of
                   ------------------------------------------
                   Stock Certificates, Stockholder Privileges
                   ------------------------------------------

     8.1 Written Notice. An Optionee wishing to exercise an Option shall give
         --------------
written notice to Webb, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

     8.2 Issuance of Stock Certificates. As soon as practicable after the
         ------------------------------
receipt of written notice and payment, Webb shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

     8.3 Privileges of a Stockholder. An Optionee or any other person entitled
         ---------------------------
to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

               Article IX. Termination of Employment or Services
               -------------------------------------------------

     9.1 Death. Unless provided otherwise for a Nonstatutory Option, if an
         -----
Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

     9.2 Termination Other Than For Cause Or Due to Death. Unless provided
         ------------------------------------------------
otherwise for a Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code (S) 422A, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

     In the case of an Employee, a change of duties or position within Webb or an assignment of employment in a Subsidiary Corporation or Parent Corporation of Webb, if any, or from such a Corporation to Webb, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

     9.3   Termination for Cause. Unless provided otherwise for a Nonstatutory
           ---------------------
Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by Webb or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                        Article X. Rights of Optionees
                        ------------------------------

     10.1  Service. Nothing in this Plan shall interfere with or limit in any
           -------
way the right of Webb or a Subsidiary Corporation to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of Webb or a Subsidiary Corporation, or upon any Consultant any right to continue to provide services to Webb or a Subsidiary Corporation.

     10.2  Nontransferability. All Options granted under this Plan shall be
           ------------------
nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                        Article XI. Optionee-Employee's
                        -------------------------------
                          Transfer or Leave of Absence
                          ----------------------------

     11.1  Optionee-Employee's Transfer or Leave of Absence. For Plan purposes--
           ------------------------------------------------

     (a) A transfer of an Optionee who is an Employee from Webb to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

     (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by Webb or a Subsidiary Corporation, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                            Article XII. Amendment,
                            -----------------------
                   Modification, and Termination of the Plan
                   -----------------------------------------

     12.1  Amendment, Modification, and Termination of the Plan. The Board may
           ----------------------------------------------------
at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may--

     (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

     (b)   change the class of Employees or Consultants eligible to receive
Options;

No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

               Article XIII. Acquisition, Merger, or Liquidation
               -------------------------------------------------

     13.1  Acquisition. In the event that an Acquisition occurs with respect to
           -----------
Webb, Webb shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with Webb receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of our assets are acquired or in which a controlling amount of our outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this Section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of Webb. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of Webb, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by Webb after giving effect to expenses and charges, including but not limited to taxes, payable by Webb before the liquidation can be completed.

     Where Webb does not exercise its option under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

     13.2  Merger or Consolidation. Subject to any required action by the
           -----------------------
stockholders, if Webb shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

     13.3  Other Transactions. A dissolution or a liquidation of Webb or a
           ------------------
merger and consolidation in which Webb is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by Webb, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 425(a).

                     Article XIV. Securities Registration
                     ------------------------------------

     14.1  Securities Registration. In the event that Webb shall deem it
           -----------------------
necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with Webb and take such action as is necessary to permit registration or qualification of such Options or Stock.

     Unless Webb has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by Webb, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for Webb, or other counsel acceptable to Webb, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                          Article XV. Tax Withholding
                          ---------------------------

     15.1  Tax Withholding. Whenever shares of Stock are to be issued in
           ---------------
satisfaction of Options exercised under this Plan, Webb shall have the power to require the recipient of the Stock to remit to Webb an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         Article XVI. Indemnification
                         ----------------------------

     16.1  Indemnification. To the extent permitted by law, each person who is
           ---------------
or shall have been a member of the Board shall be indemnified and held harmless by Webb against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with our approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give Webb an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under our articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that Webb or any Subsidiary Corporation may have to indemnify them or hold them harmless.

                       Article XVII. Requirements of Law
                       ---------------------------------

     17.1  Requirements of Law. The granting of Options and the issuance of
           -------------------
shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2  Governing Law. The Plan, and all agreements hereunder, shall be
           -------------
construed in accordance with and governed by the laws of the State of Colorado.

                     Article XVIII. Effective Date of Plan
                     -------------------------------------

     18.1  Effective Date. The Plan shall be effective on March 17, 1995, the
           --------------
effective date of its adoption by the Board.

                      Article XIX. Compliance with Code.
                      ----------------------------------

     19.1  Compliance with Code. Incentive Stock Options granted hereunder are
           --------------------
intended to qualify as "incentive stock options" under Code (S) 422A. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.

                 Article XX. No Obligation to Exercise Option.
                 ---------------------------------------------

     20.1  No Obligation to Exercise. The granting of an Option shall impose no
           -------------------------
obligation upon the holder thereof to exercise such Option.

                                                                      APPENDIX B

                             ARTICLES OF AMENDMENT

                                    to the

                           ARTICLES OF INCORPORATION

                                      of

                        WEBB INTERACTIVE SERVICES, INC.

                         Pursuant to Section 7-106-102
                   of the Colorado Business Corporation Act

          WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Corporation"), hereby amends its Articles of Incorporation by adopting these Articles of Amendment ("Articles of Amendment") pursuant to Section 7-106-102 of
                        ---------------------
the Colorado Business Corporation Act to authorize a series of the Corporation's previously authorized Preferred Stock, no par value (the "Preferred Stock"), as
                                                          ---------------
follows:

          1.   The name of the Corporation is WEBB INTERACTIVE SERVICES, INC.

          2. The Corporation's Board of Directors duly adopted these Articles of Amendment on January 13, 2000.

          3. These Articles of Amendment hereby amend Article IV of the Corporation's Articles of Incorporation by adding the following language at the end of such Article as follows:

[9].  SERIES B CONVERTIBLE PREFERRED STOCK
      ------------------------------------

1.    DESIGNATION AND AMOUNT.
      ----------------------

      The designation of this series, which consists of twelve thousand five hundred (12,500) shares of Preferred Stock, is the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the face amount of each
                       ------------------------
share of Series B Preferred Stock (each, a "Preferred Share" and collectively,
                                            ---------------
the "Preferred Shares") shall be One Thousand Dollars ($1,000) per Preferred
     ----------------
Share (the "Stated Value"). The date on which the Preferred Shares are issued
            ------------
and sold, together with the related warrants (the "Warrants"), pursuant to the
                                                   --------
Securities Purchase Agreement, dated December 31, 1999, between the Corporation and the Purchasers named therein (the "Securities Purchase Agreement") is
                                       -----------------------------
referred to herein as the "Issue Date". The Corporation has agreed to register
                           ----------
the shares of Corporation's Common Stock, no par value (the "Common Stock"),
                                                             ------------
pursuant to a Registration Rights Agreement (the "Registration Rights
                                                  -------------------
Agreement"). The holders of Preferred Shares are each referred to as a "Holder"
---------                                                               ------
and, collectively, as the "Holders".
                           -------

2.   DIVIDENDS.
     ---------

     The Series B Preferred Stock will not bear dividends.

3.   PRIORITY.
     --------

     (a)  Payment upon Dissolution.
          ------------------------

          (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation
                                                                     -----------
Event"), no distribution shall be made to the holders of any shares of Junior
-----
Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

          (ii) "Liquidation Preference" with respect to a Preferred Share shall
                ----------------------
mean an amount equal to the Stated Value of such Preferred Share. "Junior
                                                                   ------
Securities" shall mean the Common Stock and all other capital stock of the
----------
Corporation that are not Pari Passu Securities or Senior Securities. "Pari Passu
                                                                      ----------
Securities" shall mean any securities ranking by their terms pari passu with the
----------
Series B Preferred Stock in respect of redemption or distribution upon liquidation. "Senior Securities" shall mean (i) any debt issued or assumed by
              -----------------
the Corporation and (ii) any securities of the Corporation which by their terms have a preference over the Series B Preferred Stock in respect of redemption or distribution upon liquidation.

4.   CONVERSION.
     ----------

     (a)  Right to Convert. Each Holder shall have the right to convert, at any
          ----------------
time and from time to time after the Issue Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Common Stock as is determined in
                    -----------------
accordance with the terms hereof (a "Conversion").
                                     ----------

     (b)  Conversion Notice. In order to convert Preferred Shares, a Holder
          -----------------
shall send to the Corporation by facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion in substantially
                 ---------------
the form of Exhibit A hereto (a "Conversion Notice") stating the number of
                                 -----------------
Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including without limitation the calculation of any adjustment to the Conversion Price pursuant to Section 6 below), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 4(e) below and shall submit the disputed calculations to its independent accountant within two (2) Business Days of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three (3) Business Days following the Corporation's receipt of such Holder's Conversion Notice (such 3rd Business Day being referred to herein as the "Disputed Share Calculation Date").
                                     -------------------------------
Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number of Conversion Shares; Conversion Price.
          ---------------------------------------------

          (A) The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing (i) the aggregate Stated Value of the Preferred Shares to be converted by (ii) the Conversion Price (as defined below) in effect on the applicable Conversion Date.

          (B)  "Conversion Price" shall be determined, subject to adjustment for
                ----------------
the events specified in Section 6 below, as follows: (A) during the period beginning on the Issue Date and ending on the Trading Day (as defined below) occurring immediately prior to the Effective Date (as defined below), the Conversion Price shall be equal to the lower of (i) $20.00 (subject to adjustment for the events specified in Section 6 hereof) and (ii) the Market Price (as defined below) on the Issue Date (such lower price being referred to herein as the "Initial Conversion Price"), (B) on and after the Effective Date (and subject to further adjustment as specified in clause (C) below), the Conversion Price shall be equal to the lower of (i) the Initial Conversion Price and (ii) the Market Price on the Effective Date and (C) on and after the later to occur of (x) the ninetieth (90/th/) day following the Effective Date and (y) the two hundred and seventieth (270/th/) day following the Issue Date (the later to occur of (x) and (y) being referred to as the "Determination Date"), the
                                                  ------------------
Conversion Price shall be equal to the lowest of (i) the Initial Conversion Price, (ii) the Conversion Price determined pursuant to clause (B) above, and
(iii) the Market Price on the Determination Date; provided, however, that the
                                                  --------  --------
adjustment to the Conversion Price effected pursuant to this clause (C) shall not occur in the event that the Market Price on the Effective Date is at least 130% of the Initial Conversion Price. Notwithstanding the foregoing, in no event will any Conversion Price calculated pursuant to clauses (A), (B) or (C) above be lower than $8.00 (subject to adjustment for the events specified in Section 6 hereof).

     (d)  Certain Definitions. "Business Day" means any day on which the New
          -------------------   ------------
York Stock Exchange and commercial banks located in the City of New York are open for business. "Closing Bid Price" means, with respect to the Common Stock,
                     -----------------
the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to each Holder of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting
                                                           --------------------
Entity"). If the Closing Bid Price cannot be calculated for such security on any
------
of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by all of the Holders of Preferred Shares, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Effective Date" means the day on which the Registration Statement
              --------------
(as defined in the Registration Rights Agreement) is declared effective by the Securities and Exchange Commission. "Market Price" means the average Closing Bid
                                     ------------
Price for the Common Stock occurring during the period of ten (10) consecutive Trading Days immediately preceding (but not including) the date of determination (but in no event greater than the Closing Bid Price on the Trading Day immediately preceding such date of determination); provided that if the Market Price cannot be calculated as aforesaid, such Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Holders of a majority of the Preferred Shares then outstanding, with the costs of such appraisal to be borne by the Corporation. "Trading Day" means any day on which the Common Stock is purchased and sold on
 -----------
the principal securities exchange or market on which the Common Stock is then listed or traded.

     (e)  Delivery of Conversion Shares.  Upon receipt of a Conversion Notice
          -----------------------------
from a Holder, the Corporation shall, on or before the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) with respect to Conversion Shares that are the subject of a dispute as described in paragraph 4(b) above, the Business Day immediately following the Disputed Share Calculation Date (the applicable such Business Day being referred to herein as a "Delivery Date"),
                                                            -------------
issue and deliver or cause to be delivered to such Holder the number of Conversion Shares to which such Holder is entitled to receive as provided herein. The Corporation shall effect delivery of Conversion Shares to a Holder by, as long as the transfer agent for the Corporation (the "Transfer Agent")
                                                            --------------
participates in the Depository Trust Company ("DTC") Fast Automated Securities
                                               ---
Transfer program ("FAST"), crediting the account of such Holder or its nominee
                   ----
at DTC (as specified in the applicable Conversion Notice or otherwise in writing) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST, or if Conversion Shares are not otherwise eligible for delivery through FAST, or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Delivery Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional share shall be disregarded and the number of Conversion Shares shall be the rounded to the nearest whole number of shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as (A) the resale, transfer, pledge or other disposition of such shares is covered by an effective registration statement and such Holder represents in writing to the Corporation that such shares have been or are being sold pursuant to such registration statement, (B) such shares have been publicly sold pursuant to Rule 144 ("Rule 144"), or (C) such shares can be sold pursuant to Rule 144(k)
              --------
under Securities Act of 1933, as amended (the "Securities Act"), or any
                                               --------------
successor rule or provision.

     (f)  Failure to Deliver Conversion Shares.
          ------------------------------------

          (i) In the event that, as a result of any willful action or failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure to
                                      ------------------
deliver certificates continues for ten (10) Business Days following the delivery of written notice thereof from such Holder (such tenth Business Day being referred to herein as the "Conversion Default Date"), the Corporation shall pay
                           -----------------------
to such Holder payments ("Conversion Default Payments") in the amount of (i) "N"
                          ---------------------------
multiplied by (ii) the aggregate Stated Value of the Preferred Shares which are
-------------
the subject of such Conversion Default multiplied by (iii) one percent (1%),
                                       -------------
where "N" equals the number of days elapsed between the Conversion Default Date and the earlier to occur of (i) the date on which all of the certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing such Conversion Shares are issued and delivered to such Holder, (ii) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (iii) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In the event that a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing the Conversion Shares by the tenth (10th) Business Day following a Conversion Default as a result of any willful action or any failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the

Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), such Holder may, upon written notice (a "Withdrawal Notice") delivered to the Corporation on
                             -----------------
such Business Day or on any Business Day thereafter (unless, prior to the delivery of such notice, such Conversion Shares are delivered to such Holder), withdraw its Conversion Notice with respect to such Conversion Shares and regain its rights as a Holder of the Preferred Shares that are the subject of such Conversion Default. In such event, the Conversion Price in effect when such Preferred Shares are thereafter converted shall be equal to the lowest Conversion Price or (if lower) Market Price occurring on or after the date of such Conversion Notice reduced by one percent (1%) for each day occurring during the period immediately following such 10th Business Day until the day on which the such Holder delivers a Withdrawal Notice to the Corporation; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%). (For example, if such Conversion Default were to continue for five days following such 10th Business Day, such Conversion Price would be reduced by 5%; if for ten days, by 10%; and for fifty days or more, 50%, so that the number of Conversion Shares deliverable upon conversion of such Preferred Shares would be increased proportionately). Upon delivery by a Holder of a Withdrawal Notice, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

          (iii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale lawfully effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion
                   -----
Shares, and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g)  Conversion at Maturity.  On the Determination Date, all Preferred
          ----------------------
Shares then held by the Holders (and with respect to which a Holder has not submitted a Notice of Conversion) shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such Preferred Shares divided by the Conversion Price then in effect (a "Conversion at
       ----------                                         -------------
Maturity"); provided, however, that if, on the Determination Date, (i) the
--------
number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not actively traded on either the Nasdaq SmallCap or National Market, (iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing,
(iv) the conversion of a Holder's Preferred Shares pursuant to the Conversion at Maturity would violate the provisions of Section 5 below; provided, however, that in such event the Conversion at Maturity would apply solely to those Preferred Shares the conversion of which would not violate Section 5 as of the Determination Date and provided, further, that the determination on the Determination Date of a Holder's beneficial ownership of Common Stock pursuant to paragraph 5(b) above shall exclude any shares of Common Stock acquired by such Holder otherwise than pursuant to the conversion or exercise of securities outstanding on the day following the issuance of the Preferred Stock, or (v) the Registration Statement (as defined in the Registration Rights Agreement) is not effective and available for the resale of all Conversion Shares and Warrant Shares issuable on the Determination Date upon the conversion or exercise of all Preferred Shares and Warrants then outstanding (without regard to any limitations on such conversion or exercise), each Holder shall have the option, upon written notice to the Corporation, to regain its rights as a holder of Preferred Shares (which, in the circumstances described in clause (iv) above, would comprise the Preferred Shares not converted pursuant to the proviso of clause (iv)), including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30th) day following the later of (a) the date on which the event specified in (i), (ii), (iii), (iv), or
(v) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Determination Date for purposes of these Articles of Amendment; provided, however, that in the case of an event specified in clause (iv), which (A) relates to the provisions of paragraph 5(a), the Conversion Price for any conversions occurring after the happening of an event (including without limitation the approval of the Corporation's stockholders described in paragraph 5(a)) pursuant to which the applicability of such paragraph to the conversion of Preferred Shares is eliminated shall be equal to the lowest of (i) the Initial Conversion Price, (ii) the Conversion Price in effect on the Determination Date, and (iii) the Market Price on the first Trading Day on which paragraph 5(a) is no longer applicable, or (B) relates to the provisions of paragraph 5(b), the Conversion Price for any conversions occurring after the Determination Date shall be equal to the Conversion Price on the Determination Date. In the event that the Registration Statement (as defined in the Registration Rights Agreement) has not been effective and available to each Holder for the resale of the maximum number of Conversion Shares and Warrant Shares issuable upon conversion or exercise of such Holder's Preferred Shares and Warrants, respectively (without regard to any limitations on such conversion or exercise), for any period or periods on or after the Effective Date and before the Determination Date (collectively, a "Blackout Period"), the Determination Date (the "Original Determination Date") shall be delayed for a period of days equal to the Blackout Period (the Trading Day immediately following last day of such period being referred to herein as the "Delayed Determination Date") and the Delayed Determination Date shall be deemed to be the Determination Date for the purposes of these Articles of Amendment; provided, however, that if the Determination Date is delayed because a Blackout Period has occurred, the Conversion Price in effect on and after the Original Determination Date (but prior to the Delayed Determination Date) shall be equal to the lowest of (i) the Initial Conversion Price, (ii) the Conversion Price in effect on the Trading Day immediately prior to the Original Determination Date, and (iii) the Market Price on the Original Determination Date and provided, further, that the Conversion Price in effect on the Delayed Determination Date shall be equal to the lowest of (i) the Initial Conversion Price, (ii) the Conversion Price in effect on the Trading Day immediately prior to the Delayed Determination Date, and (iii) the Market Price on the Delayed Determination Date. Notwithstanding the foregoing, in no event will any Conversion Price calculated as set forth in this paragraph 4(g) be lower than $8.00 (subject to adjustment for the events specified in Section 6 hereof). If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Determination Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b).

5.   CONVERSION LIMITATIONS.
     ----------------------

     In no event shall a Holder be permitted to convert any Preferred Shares in excess of the number of such shares, upon the Conversion of which:

     (a) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of Preferred Shares and all prior exercises of the Warrants by the Holders thereof, would exceed the maximum number of shares of Common Stock issuable by the Corporation without stockholder approval in compliance with the continued listing requirements of the Nasdaq SmallCap Market (the "Cap Amount"), except that such limitation shall not apply in the event
      ----------
that (i) the Corporation obtains the approval of the holders of a majority of the Corporation's Common Stock for the issuance of Common Stock in excess of the Cap Amount (it being understood that any Holder whose Cap Allocation Amount (as defined below) represents one hundred and seventy-five percent (175%) or less of
(A) the number of Conversion Shares and Warrant Shares into which the Preferred Shares and Warrants then held by such Holder are convertible or exercisable at the Conversion Price or the Exercise Price, as the case may be, then in effect (without regard to any restrictions or limitations on such conversion or exercise) plus (B) the number of Conversion Shares and Warrant Shares into which
          ----
such Holder has previously converted Preferred Shares and exercised the Warrants, respectively, shall have the right to require the Corporation, upon written notice to such effect, to seek such approval by means of a special meeting of stockholders to be held as soon as practicable following the Corporation's receipt of such notice, but in any case within ninety (90) days following such receipt, and to recommend such approval to its stockholders at such special meeting) or (ii) the Holders of a majority of the number of Preferred Shares then outstanding (or, if no Preferred Shares are outstanding, the holders of Warrants exercisable into majority of the Warrant Shares then issuable) obtain an opinion of counsel reasonably satisfactory to the Corporation that such approval is not required. Until such approval or opinion is obtained, no purchaser of Preferred Shares pursuant to the Securities Purchase Agreement (each, a "Purchaser" and together the "Purchasers") shall be
                             ---------
issued, upon Conversion of the Preferred Shares, Conversion Shares in an amount greater than the product of (A) the Cap

Amount times (B) a fraction, the numerator of which is the number of Preferred
       -----
Shares issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate amount of all of the Preferred Shares issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or
      ---------------------
otherwise transfer any of such Purchaser's Preferred Shares or Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any Holder converts all of such Holder's Preferred Shares and Warrants into a number of Conversion Shares and Warrant Shares which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of Conversion Shares and Warrant Shares actually issued to such Holder shall be allocated to the respective Cap Allocation Amounts of the remaining Holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such Holder; or

     (b) (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of such Preferred Shares or which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this paragraph 5(b)) plus (y) the number of shares of
                                             ----
Common Stock issuable upon the Conversion of such Preferred Shares, would be equal to or exceed (z) 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this paragraph applies (and without limiting any rights the Corporation may otherwise have), the Corporation may rely on the Holder's determination of whether Preferred Shares are convertible pursuant to the terms hereof, the Corporation having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by the Holder shall be deemed to be the Holder's representation that the Preferred Shares specified therein are convertible pursuant to the terms hereof. This paragraph may be amended by all of the Holders of Preferred Shares then outstanding only with the consent of the holders of a majority of the shares of Common Stock then outstanding. Nothing contained herein shall be deemed to restrict the right of a Holder to convert Preferred Shares at such time as the Conversion thereof will not violate the provisions of this paragraph 5(b).

6.   ADJUSTMENTS TO CONVERSION PRICE.
     -------------------------------

               (a)  Adjustment to Fixed Conversion Price Due to Stock Split,
                    --------------------------------------------------------
Stock Dividend, Etc. If, prior to the Conversion of all of the Preferred Shares,
--------------------
(A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, or other similar event, the Conversion Price shall be proportionately reduced, which reduction shall be effected on the date on which the Corporation announces such event; or (B) the Corporation issues Common Stock, whether upon the exercise of rights, warrants, securities convertible or exercisable into Common Stock or otherwise, at a price (the "Issue Price") that is less than the
                                            -----------
current Market Price thereof at the time of such issuance, the Conversion Price that would otherwise be in effect on a particular date following such issuance shall be proportionately reduced in order to account for the difference between the Issue Price and such Market Price; provided, however, that if the Issue Price is lower than the Conversion Price otherwise in effect on the date of such issuance, such Conversion Price will be reduced to the lower of the amount determined by this clause (B) and the amount determined by clause (D) below; (C) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased, which increase shall be effected on the date on which the Corporation announces such event; or (D) the Corporation issues Common Stock, whether upon the exercise of rights, warrants, securities convertible or exercisable into Common Stock or otherwise, at a price that is lower than the Conversion Price in effect on any Conversion Date following the date of such issuance, such Conversion Price shall be reduced to such lower price.

     In no event shall any adjustment pursuant to clause (B) or clause (D) above result in a Conversion Price that exceeds the Conversion Price that would otherwise apply in the absence of such adjustment.

     (b)  Adjustment to Conversion Price During Reference Period. If, prior to
          ------------------------------------------------------
the Conversion of all of the Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, a stock dividend on the Common Stock, a combination, a reclassification of the Common Stock or other similar event, and such event takes place during the reference period for the determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days occurring during such reference period.

     (c)  Adjustment Due to Merger, Consolidation, Etc.  If, prior to the
          --------------------------------------------
Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such
                                          --------------------
Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the
                                ----------------------
Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the right to receive the
                         ---------------------
Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction at the Conversion Price applicable on the Conversion Date relating to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such
                 ---------------
event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

     (d)  Distribution of Assets.  If the Corporation or any of its subsidiaries
          ----------------------
shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then each Holder shall be entitled to receive, at the same time
 ------------
as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock determined by dividing the Liquidation Preference of the Preferred Shares held by such Holder on such record date by the lower of the Market Price and the Conversion Price in effect on such record date (such number of shares to be determined without regard to any limitation on conversion of the Preferred Shares that may exist pursuant to these Articles of Amendment or otherwise).

     (e)  Adjustment Due to Major Announcement.  If the Corporation (i) makes a
          ------------------------------------
public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major
                         ------------------
Announcement is made, the "Announcement Date"), then, in the event that a Holder
                           -----------------
seeks to convert Preferred Shares on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the fifth (5th) Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lowest of (x) the Conversion Price in effect on the Announcement Date, (y) the Market Price on the Announcement Date and (z) the Conversion Price that would otherwise be in effect on the Conversion Date for such Preferred Shares. "Abandonment Date" means with respect to any proposed transaction or tender
 -----------------
offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 6(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 6(e) to become operative.

     (f)  Issuance of Other Securities. If, at any time after the Closing Date,
          ----------------------------
the Corporation shall issue any securities which are convertible into or exchangeable for Common ("Convertible Securities") either (i) at a conversion or exchange rate based on a discount from the Market Price of the Common Stock at the time of conversion or exercise or (ii) with a fixed conversion or exercise price less than the Conversion Price, then, at the Holder's option: (x) in the case of clause (i), the Conversion Price in respect of any conversion of the Preferred Shares after such issuance shall be calculated utilizing the greatest discount applicable to any such Convertible Securities; and (y) in the case of clause (ii), the Conversion Price shall be proportionately reduced. If the Corporation shall issue any Convertible Securities that are convertible into or exchangeable for shares of Common Stock on a basis different from that of these Articles of Amendment, each Holder may elect that the provisions of these Articles of Amendment be revised to incorporate such different provisions with respect to conversion or exchange, subject to the limitations of Section 5 hereof; provided, however, Purchaser may not select provisions on a non-integrated basis which would have an inequitable result on the intent of this provision.

     (g)  Adjustment Pursuant to Other Agreements. In addition to and without
          ---------------------------------------
limiting in any way the adjustments provided in this Section 6, the Conversion Price shall be adjusted as may be required by the provisions of the Registration Rights Agreement and/or by the provisions of the Securities Purchase Agreement.

     (h)  No Fractional Shares.  If any adjustment under this Section would
          --------------------
create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be rounded to the nearest whole number of shares.

     (i)  Exceptions to Adjustment of Conversion Price.  No adjustment to the
          --------------------------------------------
Conversion Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Corporation now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the issuance of the Conversion Shares; or (iv) upon the exercise of the Warrants.

7.   REDEMPTION.
     ----------

     (a)  Mandatory Redemption. In the event that a Mandatory Redemption Event
          --------------------
(as defined below) occurs, each Holder shall have the right to require the Corporation to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined
           --------------------
herein). In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the
                                         ---------------------------
Corporation at any time on or before 11:59 p.m. (eastern time) on the third
(3rd) Business Day following the Business Day on which the Mandatory Redemption Event to which such Mandatory Redemption Notice relates is no longer continuing. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such
                           -------------------------
shares to be redeemed.

     (b)  Mandatory Redemption Event.  Each of the following events shall be
          --------------------------
deemed a "Mandatory Redemption Event":
          --------------------------

          (i) the Corporation fails, as a result of (x) not having a sufficient number of shares of Common Stock authorized and reserved for issuance, (y) failing to obtain the approval of its stockholders as required by paragraph 5(a) hereof or by paragraph 4.12 of the Securities Purchase Agreement, or (z) for any other reason within the control of the Corporation, to issue shares of Common Stock to a Holder and deliver certificates representing such shares (without any restrictive legend under the circumstances described in paragraph 4(e) hereof) to such Holder as and when required by the provisions hereof upon conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of these Articles of Amendment, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) any material representation or warranty made by the Corporation in the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby or thereby is inaccurate or misleading in any material respect as of the date such representation or warranty was made;

          (iv) (x) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity or (y) a transaction or series of transactions in which any person acquires control of the Corporation (each a "Change of Control Transaction"). For purposes hereof, "control" shall mean, with respect to the Corporation, the ability to direct the
 -------
business, operations or management of the Corporation, whether through an equity interest therein or otherwise; and

          (v) the Common Stock is not quoted on the Nasdaq SmallCap Market or Nasdaq National Market or listed on the New York Stock Exchange or the American Stock Exchange, or trading in the Common Stock on such market or exchange is suspended and such suspension is in effect for more than five consecutive (5) Trading Days, and such suspension or failure to be so quoted or listed occurs as a result of any willful action or failure to act on the part of the Corporation.

     (c)  Mandatory Redemption Price.  The "Mandatory Redemption Price" shall be
          --------------------------        --------------------------
equal to the greater of (i) the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii)
               -------------
an amount determined by dividing the Liquidation Preference of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Trade Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

     (d)  Payment of Mandatory Redemption Price.
          -------------------------------------

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation (the "Mandatory Redemption Payment Date").
                                   ---------------------------------

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder on or before the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Payment Date until the Mandatory

Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right to regain its rights as a Holder of the Series B Preferred Stock and, upon written notice to such effect from the Holder, the Corporation shall return to such Holder the certificates representing the Preferred Shares that were delivered to the Corporation in connection with such Mandatory Redemption; in such event, the Conversion Price otherwise applicable to future Conversions of the Preferred Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continued until the date of such notice; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

8.   MISCELLANEOUS.
     -------------

     (a)  Transfer of Preferred Shares.  Upon notice to the Corporation, a
          -----------------------------
Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. Notwithstanding the foregoing, no Holder shall knowingly and voluntarily sell any Preferred Shares to an entity that is a competitor of the Corporation. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b)  Notices.  Except as otherwise provided herein, any notice, demand or
          -------
request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Corporation:

          WEBB Interactive Services, Inc.
          1800 Glenarm Place, Suite 700
          Denver, Colorado 80202
          Tel:  303-296-9200
          Fax:  303-(303) 292-5039
          Attention:  William Cullen

          with a copy to:

          Gray, Plant, Mooty, Mooty & Bennett, P.A.
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN 55402-3796
          Telecopy:  (612) 333-0066
          Attention: Lindley S. Branson, Esq.

          and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c)  Lost or Stolen Certificate.  Upon receipt by the Corporation of
          --------------------------
evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d)  No Voting Rights. Except as provided by applicable law and paragraph
          ----------------
8(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e)  Remedies, Characterization, Other Obligations, Breaches and Injunctive
          ----------------------------------------------------------------------
Relief. The remedies provided to a Holder in these Articles of Amendment shall
------
be cumulative and in addition to all other remedies available to such Holder under these Articles of Amendment or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Amendment. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f)  Failure or Delay not Waiver.  No failure or delay on the part of a
          ---------------------------
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (g)  Protective Provisions.
          ---------------------

          So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of outstanding shares of Series B Preferred Stock:

               (i) alter, change, modify or amend (x) the terms of the Series B Preferred Stock in any way or (y) the terms of any other capital stock of the Corporation so as to affect adversely the Series B Preferred Stock;

               (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series B Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

               (iii) increase the authorized number of shares of Series B Preferred Stock;

               (iv) re-issue any shares of Series B Preferred Stock which have been converted or redeemed in accordance with the terms hereof;

               (v)   issue any Pari Passu Securities or Senior Securities;

               (vi) redeem, or declare, pay or make any provision for any dividend or distribution with respect to, the Common Stock or any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation; or

               (vii) issue any Series B Preferred Stock except pursuant to the terms of the Securities Purchase Agreement.

     In the event that the Holders of at least two-thirds of the outstanding shares of Series B Preferred Stock agrees to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting
                                         ------------------
Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Corporation has duly executed these Articles of Amendment as of the 16th day of February, 2000.


WEBB INTERACTIVE SERVICES, INC.


By:_________________________________
       William R. Cullen
       Chief Financial Officer

                                                                       EXHIBIT A
                                                                       ---------

                             NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series B Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s). _______________ (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of WEBB INTERACTIVE SERVICES, INC. according to the terms and conditions of the Articles of Amendment relating to the Preferred Stock (the "Articles of Amendment"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Articles of Amendment. Unless otherwise specified in writing to the Corporation, the undersigned represents to the Corporation that the shares of Common Stock covered by this notice have been or will be sold pursuant to an effective registration statement.

                              Date of Conversion:_______________________________

                              Number of Shares of
                              Preferred Stock to be Converted:__________________

                              Applicable Conversion Price:______________________

                              Number of Shares of
                              Common Stock to be Issued:________________________

                              Name of Holder:___________________________________

                              Address:       ___________________________________

                                             ___________________________________

                                             ___________________________________


                              Signature:     ___________________________________
                                             Name:
                                             Title:

Holder Requests Delivery to be made: (check one)
-----------------------------------

     By Delivery of Physical Certificates to the Above Address

     Through Depository Trust Corporation
          (Account _______________________________)

                                                                      APPENDIX C

                    PROPOSED AMENDMENT TO ARTICLE IV OF THE
                         ARTICLES OF INCORPORATION OF
                        WEBB INTERACTIVE SERVICES, INC.

Article IV, Section 1 of the Articles of Incorporation of the Corporation is amended and replaced in its entirety to read as follows:

          1. Authorized Shares. The aggregate number of shares that the Corporation has authority to issue is ____________. The shares are classified in two classes, consisting of ____________ shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, with such par value as the Board of Directors of the Corporation may designate. The Board of Directors of the Corporation is authorized to establish one or more series of Preferred Stock, setting forth the designation of each such series, and fixing the preferences, limitations and relative rights of each such series of Preferred Stock.

                        WEBB INTERACTIVE SERVICES, INC.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated ______, 2000, hereby appoints the Chief Executive Officer, Perry Evans, the Chief Financial Officer, William R. Cullen, and the Secretary, Lindley S. Branson, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Webb Interactive Services, Inc. held of record by the undersigned on March 24, 2000, at the Annual Meeting of Shareholders to be held on April 27, 2000 at ______________, Denver, Colorado, at 2:30 p.m. Mountain Time, and at any adjournment thereof.

1.   PROPOSAL TO ELECT  [_] FOR all nominees listed below     [_] WITHHOLD AUTHORITY
     FIVE DIRECTORS (except as marked to the contrary below)     to vote for all nominees listed below

          Perry Evans          William R. Cullen                  Robert J. Lewis
                Richard C. Jennewine                          ________________

     INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.

------------------------------------------------------------------------------------------

2.    PROPOSAL TO APPROVE THE AMENDMENT TO THE         [_] FOR  [_] AGAINST  [_] ABSTAIN
      THE WEBB INTERACTIVE SERVICES, INC. 1995
      STOCK OPTION PLAN.

3.    PROPOSAL TO APPROVE THE ISSUANCE OF COMMON       [_] FOR  [_] AGAINST  [_] ABSTAIN
      STOCK PURSUANT TO CONVERSION OF PREFERRED
      STOCK AND EXERCISE OF WARRANTS.

4.    PROPOSAL TO AMEND THE ARTICLES OF                [_] FOR  [_] AGAINST  [_] ABSTAIN
      INCORPORATION TO INCREASE THE NUMBER OF
      AUTHORIZED SHARES OF COMMON STOCK.

5.    PROPOSAL TO RATIFY THE APPOINTMENT OF            [_] FOR  [_] AGAINST  [_] ABSTAIN
      ARTHUR ANDERSEN LLP AS THE AS THE
      INDEPENDENT ACCOUNTANTS FOR THE CORPORATION.

6.    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED  [_] FOR  [_] AGAINST  [_] ABSTAIN
      TO VOTE UPON SUCH OTHER BUSINESS AS MAY
      PROPERLY COME BEFORE THE MEETING.

                           (CONTINUED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

     This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                                    ________________________________________
                                    (Signature)

                                    ________________________________________
                                    (Signature, if held jointly)

                                    Dated: ___________________________, 2000

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.